UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 18, 2011

ARMOUR Residential REIT, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33736	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340

 (Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

ARMOUR Residential REIT, Inc. (“ARMOUR”) held its 2011 Annual Meeting of Stockholders at 12:30 p.m. (EDT) on July 18, 2011, for the purpose of: (i) electing nine directors; (ii) approving an amendment to ARMOUR's 2009 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder from 250,000 to 2,000,000 shares; and (iii) ratifying the appointment of EisnerAmper LLP as its independent registered certified public accountants. For more information on the proposals described below, refer to ARMOUR's proxy statement dated June 17, 2011.  As of June 17, 2011, the record date for the Annual Meeting, there were a total of 69,381,201 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 54,326,894 shares of common stock, or approximately 78%, were represented in person or by proxy; therefore a quorum was present.

Proposal 1 — Election of Directors

The nine nominees proposed by the Board of Directors were elected to serve as a director until our Annual Meeting of Stockholders to be held in 2012 and until his successor is duly elected and qualified. The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes

Scott J. Ulm	15,494,290	1,257,143	37,575,461
Jeffrey J. Zimmer	15,280,545	1,470,888	37,575,461
Daniel C. Staton	15,498,323	1,253,110	37,575,461
Marc H. Bell	15,495,738	1,255,695	37,575,461
Thomas K. Guba	15,495,945	1,255,488	37,575,461
John P. Hollihan, III	15,499,446	1,251,987	37,575,461
Stuart J. Paperin	15,493,411	1,258,022	37,575,461
Jordan Zimmerman	15,473,401	1,278,032	37,575,461
Robert C. Hain	15,338,098	1,413,335	37,575,461

Proposal 2 — Approval of an Amendment to ARMOUR's 2009 Stock Incentive Plan to Increase the Aggregate Number of Shares of Common Stock Authorized for Issuance Thereunder from 250,000 to 2,000,000 shares.

Stockholders approved an amendment to ARMOUR's 2009 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the Plan from 250,000 to 2,000,000 shares. The proposal received the following final voting results: 12,233,728 for, 3,875,871 against, 641,834 abstentions and 37,575,461 broken non-votes.

Proposal 3 — Ratification of Selection of Independent Auditors

Stockholders ratified the appointment of EisnerAmper LLP as ARMOUR's independent registered certified public accountants for the fiscal year ending December 31, 2011. The proposal received the following final voting results: 51,139,980 for, 1,389,479 against, and 1,797,435 abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2011

ARMOUR RESIDENTIAL REIT, INC.

By: /s/ Jeffrey J. Zimmer

Name: Jeffrey J. Zimmer

Title: Co-Chief Executive Officer, President and Vice Chairman